UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported): September 28, 2022

VISIUM TECHNOLOGIES, INC.
(Exact name of Registrant as specified in its charter)

Florida	000-25753	87-0449667
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4094 Majestic Lane, Suite 360

Fairfax, Virginia 22033

(Address of principal executive offices, including zip code)

(703) 273-0383

(Registrant’s telephone number, including area code)

Check the appropriate box below if the 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.03. Material Modifications to Rights of Security Holders.

The information set forth in Item 5.03 is incorporated by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

As previously reported, on June 20, 2022, Visium Technologies, Inc. (the “Company”) held a special meeting of stockholders (the “Special Meeting”), where the stockholders approved the proposal to amend the Company’s Amended and Restated Certificate of Incorporation to effect a reverse stock split at a ratio not less than 1-for-600 and not greater than 1-for-1,600, with the exact ratio to be set within that range at the discretion of our board of directors without further approval or authorization of our stockholders, together with the simultaneous reduction of the number of shares of Common Stock that the Company is authorized to issue to one billion.

The Company filed with the Secretary of State of the State of Florida an Amendment to Articles of Incorporation (the “Amendment to Articles”), which effected (i) a reverse stock split in the amount of 1-for-1,350 (the “Reverse Stock Split”) and (ii) the reduction of the number of the number of shares of Common Stock that the Company is authorized to issue to one billion.

The Financial Industry Regulatory Authority (FINRA) has announced that the Reverse Stock Split will be effected in the marketplace on September 29, 2022.

The foregoing description of the Amendment to Articles does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment to Articles, which is filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated by reference herein.

Item. 8.01 Other Items

Item 5.03 is hereby incorporated by reference.

Effective September 29, 2022, as a result of the Reverse Stock Split, each 1,350 shares of the Company’s common stock outstanding automatically converted into one share of common stock. No fractional shares will be issued in connection with the Reverse Split. Instead, any fractional share resulting from the Reverse Split will be rounded up to the next largest whole share.

The Company’s shares will continue to trade on the OTC Marketplace under the symbol “VISM” with the letter “D” added to the end of the trading symbol for a period of 20 trading days to indicate that the Reverse Stock Split has occurred.

The Reverse Stock Split has no impact on shareholders’ proportionate equity interests or voting rights in the Company or the par value of the Company’s common stock, which remains unchanged.

Item. 9.01. Financial Statements and Exhibits.

Exhibit No.:	Description:
3.1	Amendment to Articles of Incorporation

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VISIUM TECHNOLOGIES, INC.

Date: September 29, 2022	By:	/s/ Mark Lucky
Mark Lucky
Chief Executive Officer

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